Exhibit 10.36

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

David A. Vallo

Senior Protect Manager

MedImmune, LLC

One MedImmune Way

Gaithersburg, MD 20878

USA

Bellinzona, April 19, 2013

Re: Sub-License and Collaboration Agreement dated as of March 20, 2012 (“Agreement”) between MedImmune LLC (“MedImmune”) and Humabs BioMed SA (“Humabs”)

Dear Mr. Vallo,

We hereby notify MedImmune of Humabs’ agreement to extend the scope of the Research Project to work on Klebsiella, which has been elected as the Extra Target in accordance with Section 5.19.2 of the Agreement.

In consideration of the generally increased research costs per FTE at Humabs, we submits to MedImmune the request to increase the amount of Research Funding payments (Section 5.23.1.1. of the Agreement) from [***] of the Research Term.

Thank you for your time and cooperation. We also continue to look forward to a successful collaboration with MedImmune.

Yours sincerely,

/s/ Alcide Barberis

Alcide Barberis, PhD

President and CEO

Humabs BioMed SA

Via Mirasole 1

CH-6500 Bellinzona, Switzerland

[***]